Investor Presentation

October 2025



Mercantile Bank Corporation

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, the inability to complete the acquisition of Eastern Michigan Financial Corporation or our ability to operate the combined company successfully following the acquisition; adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and other risk factors described in our annual report on Form 10-K for the year ended December 31, 2024, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.



Executive Management Team



RAYMOND REITSMA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER, AND TREASURER

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.

Financial Performance

Third Quarter 2025

Third Quarter Performance Highlights

EARNINGS	• **20% quarter-over-quarter EPS growth** • EPS of $1.46 in 3Q25 versus $1.22 in 3Q24 • 1.50% ROAA and 14.72% ROAE in 3Q25
NET INTEREST MARGIN AND NET INTEREST INCOME	• **Stable net interest margin of 3.50% in 3Q25 versus 3.52% in 3Q24 – despite lower interest rate environment** • Lower earning asset yield attributed to lower interest rate environment and strategic shift in asset mix but partially offset by increased yield on investments • Impact of lower rates paid on deposits was partially offset by shifting deposit mix from strategic growth in deposits and increased balances in higher cost accounts • Higher net interest income attributed to balance sheet growth and higher securities yield
COMMERCIAL LOAN PORTFOLIO	• **Commercial loans contracted 7% (annualized) in 3Q25 driven by large and anticipated paydowns** • C&I and Owner Occupied CRE combined represented 55% of the portfolio • Originations strong as year end forecast remains intact
ASSET QUALITY	• **Nonperforming assets to total assets ratio of 0.16% at the end of 3Q25** • 3Q25 net loan charge-offs to average loans of (0.05)% annualized
DEPOSIT AND FUNDING	• **Total deposits grew 9% (annualized) in the 3Q25** • Loan to deposit ratio at 96% at the end of 3Q25 versus 102% at the end of 3Q24
CAPITAL	• CET1 capital ratio of 11.4% at the end of 3Q25 versus 10.5% at the end of 3Q24 • Total risk-based capital ratio of 14.2% at the end of 3Q25 versus 14.1% at the end of 3Q24 • Tangible book value per share of $37.41 at the end of 3Q25 versus $33.07 at the end of 3Q24, representing a 13% increase

Profitability Trends

Track record of solid profitability metrics

- Of the top 200 exchange traded banks, MBWM ranked among top 25 banks for ROAA during 2024

2025 YTD: Continued stability in profitability metrics driven by asset growth, margin stability, and prudent tax strategies

2024: Shift in profitability metrics driven by significant growth in higher cost deposits due to strategic initiative to reduce loan to deposit ratio. The strategy drove asset growth which helped offset margin compression from the intentional change in earning assets mix.

2023: Improvement in profitability metrics driven by strategic balance sheet shift to shorten loan duration and align with funding sources to better manage changing interest rate environments


ROAA Trend
$7,000mm
$6,000mm
$5,000mm
$4,000mm
$3,000mm
$2,000mm
$1,000mm
$0mm
1.28%
1.39%
1.07%
1.23%
1.21%
1.62%
1.40%
1.44%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2018
2019
2020
2021
2022
2023
2024
YTD 2025
Average Total Assets
ROAA
ROAE Trend
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
11.33%
12.52%
10.32%
13.11%
14.07%
17.24%
14.35%
14.28%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2018
2019
2020
2021
2022
2023
2024
YTD 2025
Average Shareholders' Equity
ROAE

Shareholder Value Peer Comparison

Track record of delivering shareholder value over proxy peer average

- Driven by solid earnings growth
- Stock valuations lag proxy peer group average despite relatively strong performance


MBWM TBVPS
8.4% 5-Year CAGR
$35
$30
$25
$20
$15
$10
$5
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019 2020 2021 2022 2023 2024


5-Year TBV CAGR vs. Proxy Peer Group
NIC
MBWM
OSBC
IBCP
SRCE
SYBT
BY
HBNC
CTBI
LKFN
MSBI
GABC
THFF
FMBH
PEBO
FMNB
-10%
0%
10%

Mercantile: 8%
Proxy Peers: 4%


MBWM EPS
10.4% 5-Year CAGR
$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019 2020 2021 2022 2023 2024


5-Year EPS CAGR vs. Proxy Peer Group
BY
MBWM
OSBC
SRCE
IBCP
NIC
SYBT
CTBI
FMBH
PEBO
GABC
THFF
LKFN
FMNB
HBNC
-5%
0%
5%
10%
15%

Mercantile: 10%
Proxy Peers: 5%

Loan to Deposit Ratio*

Multi year strategic initiative to reduce loan-to-deposit ratio

- Reduced to 96% from 102% over last twelve months with the peak at 110% at the end of Q4 2023



110%
105%
100%
95%
$5,000
$4,500
$4,000
$3,500
(In millions)
102.2%
97.9%
99.0%
99.7%
95.9%
3Q24
4Q24
1Q25
2Q25
3Q25
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances

Net Interest Income

Solid net interest income in a lower interest rate environment

- Despite lower interest rate environment, net interest income continues to increase driven by:
  - Asset growth
  - Active match funding initiatives
  - Higher yield on investments as fixed rate securities reprice
  - Repricing of fixed rate loans
  - Repricing of deposits rates
  - Stable noninterest bearing deposit base above peer average

Stable margin in declining interest rate environment



$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
$48mm
$48mm
$49mm
$49mm
$52mm
6%
5%
4%
3%
2%
5.31%
4.69%
4.35%
4.34%
4.35%
3.52%
3.41%
3.47%
3.49%
3.50%
3Q24
4Q24
1Q25
2Q25
3Q25
Net Interest Income
SOFR 90-Day Average
Net Interest Margin, fully tax equivalent

Change in asset mix as on balance sheet liquidity grows



Interest Income
$90mm
$80mm
$70mm
$60mm
$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
$5.5
$5.6
$5.7
$5.7
$5.9
$8.1
$8.7
$8.3
$8.0
$10.6
$75
$74
$72
$74
$75
$6B
$5B
$4B
$3B
$2B
$1B
$0B
Assets
3Q24
4Q24
1Q25
2Q25
3Q25
Interest on Securities and Deposits
Interest on Loans, including fees
Average Earning Assets

Costs stable as deposit balances grow



Expense ($ in millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3.1
$3.3
$3.4
$3.5
$3.6
$8
$7
$7
$7
$7
$28
$27
$25
$26
$27
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Deposits ($ in billions)
3Q24
4Q24
1Q25
2Q25
3Q25
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits

Significant low/no cost deposits



% of Total Deposits
100%
80%
60%
40%
20%
0%
3%
3%
3%
4%
4%
50%
50%
51%
51%
51%
21%
20%
21%
20%
20%
26%
27%
25%
25%
25%
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Brokered deposits
Higher-cost deposits
Lower-cost deposits
Non-interest bearing deposits

Net Interest Margin

Stabilizing net interest margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds



Net Interest Income
Net Interest Margin, fully tax equivalent
Earning Asset Yield
Cost of Funds
SOFR 90-Day Average
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
$55
$50
$45
$40
$35
$30
$25
$20
In millions
$48.3
$48.4
$48.5
$49.5
$52.0
6.08%
5.81%
5.74%
5.77%
5.75%
5.31%
4.69%
4.35%
4.34%
4.35%
3.52%
3.41%
3.47%
3.49%
3.50%
2.56%
2.40%
2.27%
2.28%
2.25%
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025

Earning Asset Yields:	3rd Qtr 2024	4th Qtr 2024	1st Qtr 2025	2nd Qtr 2025	3rd Qtr 2025
Loans	6.69%	6.41%	6.31%	6.32%	6.38%
Investments	2.43%	2.62%	2.79%	2.97%	3.04%
Other	5.37%	4.66%	4.40%	4.36%	4.33%
Total Earning Assets	6.08%	5.81%	5.74%	5.77%	5.75%
Cost of Funds:					
Deposits	2.52%	2.36%	2.23%	2.24%	2.20%
Borrowed Funds	3.75%	3.73%	3.62%	3.61%	3.61%
Total Earning Assets	2.56%	2.40%	2.27%	2.28%	2.25%
Net Interest Margin	3.52%	3.41%	3.47%	3.49%	3.50%

Interest Rate Scenarios*

Improved asymmetry in results driven by strategy to reduce loan to deposit ratio

- Excess deposits used to build investment portfolio
- Purchases of highly discounted callable agency bonds provide additional protection in a down rate environment


$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
$ Change in millions
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
% Change in NII

	Down 400 bps	Down 300 bps	Down 200 bps	Down 100 bps	Up 100 bps	Up 200 bps	Up 300 bps
As of June 30, 2025 - Projected $ Δ (millions) in Net Interest Income	(29.52)	(19.08)	(14.95)	(6.64)	6.35	12.81	19.03
As of December 31, 2024 - Projected $ Δ (millions) in Net Interest Income	(33.0)	(21.5)	(14.2)	(6.8)	7.0	13.8	20.3
As of June 30, 2025 - Projected % Δ in Net Interest Income	-13.1%	-8.5%	-6.6%	-2.9%	2.8%	5.7%	8.4%
As of December 31, 2024 - Projected % Δ in Net Interest Income	-14.9%	-9.7%	-6.4%	-3.1%	3.2%	6.2%	9.1%

*Reflects a gradual one-year parallel change in interest rates

Noninterest Income*

7.5% increase in fee income quarter-over-quarter


Other income (+6%)
Earnings on bank owned life insurance (+91%)
Interest rate swap income (-3%)
Payroll services (+16%)
Credit and debit card income (+5%)
Mortgage banking income (-8%)
Service charges on accounts (+18%)
$12mm
$10mm
$8mm
$6mm
$4mm
$2mm
$0mm
3Q24
4Q24
1Q25
2Q25
3Q25

*(%) reflects quarter-over-quarter change

Mortgage Loan Activity

Stable income and solid originations

MORTGAGE LOAN ORIGINATIONS



$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In thousands)
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
Purchase mortgage loans originated
Refinance mortgage loans originated

MORTGAGE LOAN SALES



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Loans originated with intent to sell (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans (in thousands)
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
Total saleable mortgage loans
Income on sale of mortgage loans

Noninterest Expense


$40mm
$30mm
$20mm
$10mm
$0mm
55.7%
57.8%
54.3%
54.8%
55.7%
60%
50%
40%
30%
20%
10%
0%
3Q24
4Q24
1Q25
2Q25
3Q25
Other expense
Furniture and equipment
Efficiency Ratio
Acquisition Costs
Occupancy
Data processing costs
Salaries and benefits


2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
2.22%
2.25%
2.10%
2.21%
2.21%
3Q24
4Q24
1Q25
2Q25
3Q25
Noninterest expense to average assets (annualized)
Proxy peer median (annualized)

Overall stable cost structure

- Quarter-over-quarter increase in salary and benefit costs commensurate with asset growth and reflect merit-based increases and market adjustments
- Additional quarter-over-quarter increase driven by acquisition costs and the reserve for loan commitments
- Noninterest expense to average assets below historical peer group average

Transferable Energy Tax Credits

Closed two transferable tax credit deals for a tax benefit of $1.0 million in the third quarter of 2025

- Advanced Manufacturing - Batteries - $0.7 million tax benefit
- Solar Production - $0.3 million tax benefit
- Investment offsets estimated Federal tax payments

Additional $0.4 million benefit due to additional MCP projects and pass through benefits related to bonus depreciation tax law changes (benefit not included in the graph)


$15.8mm
$14.8mm
$1.0mm
Total Energy Tax Credit
Total Investment
Tax Benefit from Energy Tax credits

Loan Growth

Consistent Fundings

- Commercial loan focused
- Solid annual growth
- Top tier asset quality
- Linked quarter commercial loans contraction driven by:
  - Lines of credit paydowns due to excess cash
  - Assets Sales
  - Refinanced Nonowner Occupied CRE
  - Paydowns offset over $150 million in originations
  - With paydowns concentrated in the third quarter, year end forecast remains intact

*2025YTD Balances as of September 30, 2025

Quarterly core commercial loan growth trends


$3.9B
$3.8B
$3.7B
$3.6B
$3.5B
$3.65B
$3.71B
$3.75B
$3.82B
$3.75B
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25

Total Loan Portfolio Growth Trends


$5.0B
$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
2020: $1.1B, $0.1B, $0.5B, $0.9B, $0.1B, $0.4B
2021: $1.1B, $0.0B, $0.6B, $1.0B, $0.2B, $0.5B
2022: $1.2B, $0.1B, $0.6B, $1.0B, $0.3B, $0.8B
2023: $1.3B, $0.1B, $0.7B, $1.0B, $0.3B, $0.9B
2024: $1.3B, $0.1B, $0.7B, $1.1B, $0.4B, $0.9B
2025YTD*: $1.3B, $0.1B, $0.7B, $1.1B, $0.5B, $0.9B
Commercial & industrial
Land development & construction
Owner occupied comm'l R/E
Non-owner occupied comm'l R/E
Multi-family & residential rental
Total retail

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve for credit losses

Quarterly Asset Quality Metrics

($ in thousands)		3rd Qtr 2024	4th Qtr 2024	1st Qtr 2025	2nd Qtr 2025	3rd Qtr 2025
Gross loan charge-offs	$	0	3,800	100	0	200
Recoveries	$	100	200	200	100	700
Net loan charge-offs (recoveries)	$	(100)	3,600	(100)	(100)	(500)
Net loan charge-offs (recoveries) to average loans		(0.01%)	0.31%	(0.01%)	(0.01%)	(0.05%)
Provision for credit losses	$	1,100	1,500	2,100	1,600	200
Allowance for credit losses	$	56,600	54,500	56,700	58,400	59,100
Allowance to loans		1.24%	1.18%	1.22%	1.24%	1.28%
Nonperforming loans	$	9,900	5,700	5,400	9,700	9,800
Other real estate/repossessed assets	$	0	0	0	0	0
Nonperforming loans to total loans		0.22%	0.12%	0.12%	0.21%	0.21%
Nonperforming assets to total assets		0.17%	0.09%	0.09%	0.16%	0.16%

Historical Nonperforming Loans to Total Loans*


1.00%
0.50%
0.00%
0.11%
0.07%
0.20%
0.08%
0.12%
0.21%
2020
2021
2022
2023
2024
2025YTD*
Nonperforming Loans/Total Loans

*Reflects period ends. 2025YTD is as of September 30, 2025

Loan repricing compositions designed to match funding sources*

The majority of loans have a floating rate, shortening balance sheet duration and aligning with funding sources (of which a proportional amount has short durations and floating rates) to mitigate interest rate risk


Total Loan Portfolio
Rate Type
Fixed Rate
Loans: 22%
Variable Rate
Loans:
78%


Total Loan Portfolio
Repricing Breakdown
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial
Variable Rate Loans
Commercial
Fixed Rate Loans
Retail
Variable Rate Loans
Retail
Fixed Rate Loans


Total Floating Rate Assets
and Funding Sources
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
$0.4B
$0.7B
$2.9B
$0.1B
$0.3B
$3.8B
Floating Rate Assets
Liability Funding Sources
Interest-Earning Deposits
Variable Rate Retail Loans
Variable Rate Commercial Loans
Trust Preferreds
Sweep Accounts
Non-Maturity Deposit


Total Fixed Rate Asset
and Funding Sources
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
$0.9B
$0.1B
$0.9B
$0.1B
$0.3B
$1.0B
Fixed Rate Assets
Liability Funding Sources
Fixed Rate Securities
Fixed Rate Retail Loans
Fixed Rate Commercial Loans
Fixed Rate Sub Note
FHLBI Advances
Time Deposits

*As of September 30, 2025

Investment Portfolio

- Net unrealized losses (before tax) equaled $36 million as of September 30, 2025 compared to $63 million as of December 31, 2024
- Investment portfolio mix remains relatively unchanged, dominated by U.S Agency bonds
- Continue to build the U.S Agency portfolio as part of the strategy to reduce loan to deposit ratio and mitigate interest rate risk
    - Increased portfolio yield given higher rate environment
    - Laddered maturities but concentration on bond purchases with maturities in 3-5 years

Total Investment Portfolio Composition

As of September 30, 2025


$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Unrealized Losses
Unrealized Gains
Amortized Cost
Fair Value
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities

As of December 31, 2024


$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities

U.S. Agency Bond Segment Profile

Segment Growth


$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
Book Value ($)
Net Unrealized Loss ($)
Average Yield (%)

Maturity Schedule*


$400mm
$350mm
$300mm
$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
Amortized Cost
4.0%
3.0%
2.0%
1.0%
0.0%
Average Yield
1.07%
2.59%
3.31%
One year or less
Over one through five years
Over five through ten years
Over ten years
Maturity Date Range
Book Value ($)
Average Yield (%)

*As of September 30, 2025

Deposits and Sweep Accounts*



$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
3Q24
4Q24
1Q25
2Q25
3Q25
Money Market (+16%)
Noninterest-Bearing Checking (+0.1%)
Interest-Bearing Checking (+7%)
Savings (-7%)
Local Time $100,000 & Over (+5%)
Local Time Under $100,000 (+7%)
Sweep Accounts (+14%)
Brokered Deposits (+45%)

*(%) Reflects quarter-over-quarter change

Deposit Balances*

Deposits comprised primarily of business accounts


Personal
33%
Business
67%

($ in thousands)		September 30, 2025		September 30, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	186,800	996,000	191,700	990,500
Interest Checking	$	171,200	590,600	168,600	542,200
Savings	$	182,300	32,600	193,100	37,000
Money Market	$	459,100	1,206,600	383,500	1,058,300
Certificates of Deposit	$	535,500	272,300	492,300	275,300
Total Deposits	$	1,534,900	3,098,100	1,429,200	2,903,300

*As of September 30, 2025, excludes brokered deposits

Large Depositors

(Includes Sweep Account Balances)

Stable Large Depositors

Depositors with over $5 million as of September 30, 2025

Total – 89 relationships aggregating $1.7 billion

- Business/Individual – 64 relationships aggregating $1.5 billion
- Governmental – 25 relationships aggregating $0.2 billion

Depositors with over $5 million as of September 30, 2020 (5 years ago), consisted of 66 relationships aggregating $1,022 million

50 relationships still maintain deposits over $5 million as of September 30, 2025




Aggregate Balance of the 50 Depositors
($ millions)
$1,500
$1,000
$500
$0
$570
$1,184
September 30, 2020
September 30, 2025

Regulatory Capital Ratios

(Mercantile Bank Data)

Tier 1 Leverage Capital Ratio: 11.8%

Total Risk Based Capital Ratio: 14.3%

Adj. Total Risk Based Capital Ratio: 13.8%*

Excess Total Risk Based Capital: $236mm

Adj. Excess TRB Capital: $208mm*

Mercantile Corporation CET1 Capital Ratio: 11.4%


14%
12%
10%
8%
6%
4%
2%
0%
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio


$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
($50mm)
($100mm)
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

*Adjusted Capital and Ratios include the after tax net unrealized gains/losses

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	724,000
Unpledged Investments	$	355,000
Federal Reserve Discount Window	$	156,000

*As of September 30, 2025

Thoughts on Remainder of 2025

PRIME / SOFR RATES

- 0.25% reduction effective October 29, 2025

PERFORMANCE METRICS

	4TH QUARTER
Loan Growth (annualized)	5.00%-7.00%
Net Interest Margin	3.40%-3.50%
Fee Income	\$9.5MM - \$10.5MM
Overhead Costs[1]	\$34.5MM - \$35.5MM
Federal Tax Rate[2]	15%

1. Includes expected acquisition costs assuming consummation during the fourth quarter
2. Reflects expected transferable energy tax credits acquisition

Loan Portfolio Characteristics

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
COMMERCIAL LOANS			
Commercial and Industrial	$	1,337,700	29%
Real Estate – NonOwner Occupied	$	1,091,200	24%
Real Estate – Owner Occupied	$	729,500	16%
Real Estate – Multi-Family & Residential Rental	$	521,100	11%
Real Estate – Land Development & Residential Construction	$	70,800	1%
Total Commercial Loans	**$**	**3,750,300**	**81%**
RETAIL LOANS			
1 – 4 Family Mortgages	$	780,900	17%
Other Consumer	$	83,900	2%
Total Retail Loans	**$**	**864,800**	**19%**
TOTAL LOANS	**$**	**4,615,100**	**100%**

*As of September 30, 2025

Asset Quality Metrics

Quarter Trends
($ in thousands)

- Continued strong asset quality metrics
- 16 basis points nonperforming assets to total assets as of September 30, 2025

		9/30/24	12/31/24	3/31/25	6/30/25	9/30/25
Net loan charge-offs (recoveries)	$	(100)	3,600	(100)	(100)	(500)
Net loan charge-offs (recoveries) to average loans (annualized)		(0.01%)	0.31%	(0.01%)	(0.01%)	(0.05%)
Allowance to loans		1.24%	1.18%	1.22%	1.24%	1.28%
Nonperforming loans to total loans		0.22%	0.12%	0.12%	0.21%	0.21%
Nonperforming assets to total assets		0.17%	0.09%	0.09%	0.16%	0.16%

Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

		9/30/24	12/31/24	3/31/25	6/30/25	9/30/25
CONSTRUCTION LOANS						
Commercial	$	241	245	210	237	216
Residential	$	34	30	30	35	37
COMMITMENTS TO MAKE LOANS*	$	236	296	234	165	307
TOTAL	$	511	571	474	437	560

Composition – Commercial Loans*


Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial Real Estate - Non-Owner Occupied 29%
Commercial Real Estate - Owner Occupied 20%
Commercial & Industrial 36%
Commercial Vacant Land, Land Development & Residential Construction 2%


Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 2%
Information <1%
Manufacturing 18%
Finance & Insurance 3%
Construction 6%
Services 20%
Real Estate, Rental & Leasing 39%
Agriculture, Oil & Gas Extraction & Utilities 0%

CREDIT RISK PROFILE BY INTERNAL CREDIT RISK GRADES ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	659.0	25.2	475.7	420.3	162.1
Grades 5-7	$	658.3	45.6	251.1	665.4	359.0
Grades 8-9	$	20.4	0.0	2.7	5.5	0.0
Total Commercial	**$**	1,337.7	70.8	729.5	1,091.2	521.1

*As of September 30, 2025

Rate Type – Commercial Loans*

($ in millions)


23%
77%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

RATE TYPE BREAKDOWN

		Balance
Floating Rate Commercial Loans	$	2,885,400
Fixed Rate Commercial Loans	$	864,900
Total Commercial Loans	**$**	**3,750,300**

*As of September 30, 2025

Past Due Loans

Commercial and Retail Past Due Loans*

($ in millions)

		30-59 Days Past Due	60-89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial and Industrial	$	-	-	0.3	0.3	1,337.4	1,337.7	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	70.8	70.8	-
Real Estate - Owner Occupied	$	-	-	-	-	729.5	729.5	-
Real Estate - Non-Owner Occupied	$	-	-	5.5	5.5	1,085.7	1,091.2	-
Real Estate - Multi-Family and Residential Rental	$	-	-	-	-	521.1	521.1	-
Total Commercial	**$**	-	-	5.8	5.8	3,744.5	3,750.3	-
1-4 Family Mortgages	$	0.5	0.1	0.4	1.0	779.9	780.9	-
Other Consumer Loans	$	0.3	-	-	0.3	83.6	83.9	-
Total Retail	**$**	0.8	0.1	0.4	1.3	863.5	864.8	-
Total Past Due Loans	**$**	0.8	0.1	6.2	7.1	4,608.0	4,615.1	-

*As of September 30, 2025. Excludes current non-accrual loans.

Past Due Loans



16 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of September 30, 2025

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025

Non-Owner Occupied Commercial Real Estate Lending*

- 86% of office NOO CRE is located in Michigan
- 33% of office is medical
- Increase in nonperforming NOO CRE loans related to one commercial loan relationship

Current NOO CRE Composition


Industrial
Office
Retail
Hotel
Assisted Living
Other
Remainder of Total Loans
7%
6%
5%
3%
2%
1%

Historical NonPerforming NOO CRE

(ending balance, $ in thousands)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	329,400	30%	7%
Office	$	252,100	23%	6%
Retail**	$	233,800	22%	5%
Hotel	$	155,400	14%	3%
Assisted Living	$	80,800	7%	2%
Other	$	39,700	4%	1%
Total	**$**	1,091,200	100%	24%

*As of September 30, 2025

**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

The largest bank founded, headquartered, and serving in Michigan.

OVERVIEW

- Founded in **1997** in Grand Rapids, MI.
- **$6.3** billion in total assets.
- Acquisition of Eastern Michigan Financial Corporation expected to close Q4 2025
- More than **650 employees** and **over 40 locations**.
- Offers more than **75 products and services** supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

WE INVEST IN OUR COMMUNITIES BY:

- Volunteering more than 24,000 hours supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating over $1,000,000 to local non-profits and fundraisers.
- Employing 40+ interns each year, investing in the next generation.


MBWM
EFIN (1)
Flint
Waterford
Ann Arbor

Source: Company Documents; S&P Global Market Intelligence.
(1) Excludes one loan production office (66 N. Howard Ave, Croswell).

Acquisition of Eastern Michigan Financial Corporation

Unique and Attractive Partner

- Top-Tier Deposit Franchise
- Strong History of Profitability
- Extremely Low Cost of Funding
- Great Liquidity
- Strong Asset Quality

Mercantile Bank Corporation

Pro Forma Loan Composition


Cons. & Other 3%
Farm & Ag 1%
Resi. RE 19%
C & I 25%
$4.9B Total Loans
Const. & Land 11%
Multi. 5%
CRE (OO) 15%
CRE (NOO) 22%

Yield on Loans: 6.32%

Pro Forma Deposit Composition


Jumbo TD (>$100k) 15%
Retail TD (≤$100k) 5%
NIB 25%
$5.2B Total Deposits
IB Demand, Savings & MMDA, 55%

Cost of Deposits: 2.08%

Loans / Deposits: 95%

Pro Forma Financial Impacts

~11% Fully Phased-In GAAP EPS Accretion	~12% Fully Phased-In Cash EPS Accretion
~(6%) TBV per share Dilution at Close	~(5%) TBV per share Dilution at Close (ex. Rate Marks)
~3.6 TBV per share Earnback (Years) Crossover Method	~3.1 TBV per share Earnback (Years) Static Method (ex. Rate Marks)
~9% Pro Forma TCE	~14% Pro Forma TRBC

Source: Company Documents; S&P Global Market Intelligence. Note: Excludes purchase accounting or transaction related adjustments.

Note: Loan yield, deposit cost, deposit composition and aggregate balances are based on BHC GAAP data as of June 30, 2025.

Note: Loan composition is based on bank-level regulatory data as of June 30, 2025.

Note: MBWM and EFIN financial data as of June 30, 2025.

(1) Based on MBWM spot price of $48.75 as of market close on 7/21/2025.

(2) Based on 1,298,401 EFIN shares outstanding.

(3) Noninterest expense excludes amortization expense related to intangibles

Historical Trends and Shareholder Value

Solid Earnings and Balance Sheet Growth Trends


Total Assets
10.7% CAGR
Billions
$8
$6
$4
$2
$0
3.6
4.4
5.3
4.9
5.4
6.1
2019 2020 2021 2022 2023 2024


Total Loans
10.0% CAGR
Billions
$5
$4
$3
$2
$1
$0
2.9
3.2
3.5
3.9
4.3
4.6
2019 2020 2021 2022 2023 2024


Total Deposits
11.8% CAGR
Billions
$5
$4
$3
$2
$1
$0
2.7
3.4
4.1
3.7
3.9
4.7
2019 2020 2021 2022 2023 2024


TBVPS
8.4% CAGR
$40
$30
$20
$10
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019 2020 2021 2022 2023 2024


EPS
10.4% CAGR
$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019 2020 2021 2022 2023 2024


Cash Dividends
6.0% CAGR
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.06
1.12
1.18
1.26
1.34
1.42
2019 2020 2021 2022 2023 2024

Strategic Areas of Focus

CLIENT EXPERIENCE
- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

GROWTH
- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

PEOPLE AND CULTURE
- Foster culture where all employees feel valued and empowered
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

EFFICIENCY
- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

RISK MANAGEMENT
- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand enterprise risk management practices, monitoring, and reporting

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing and Receivables	•				
Bill Payment and ACH	•	•	•	•	•
Cash Management	•	•	•	•	•
Credit Card Rewards	•	•	•	•	•
Electric Vehicle Car Loan	•		•		
Health Savings Account	•	•			
In-House Payroll Services and Human Capital Management Solutions	•				
Integrated Payables	•	•	•	•	•
Integrated Receivables	•	•	•	•	•
Merchant Services	•	•	•	•	•
Personal Finance Management (Within Online and Mobile Banking)	•	•	•		•
Remote Deposit Capture	•	•	•	•	•

Mercantile Bank®